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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   ---------

                                   FORM 8-K


                                 CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                       Date of Report:  June 10, 1997
                Date of Earliest Event Reported: June 2, 1997




                             GREAT LAKES AVIATION, LTD.
               (Exact name of registrant as specified in its charter)



                IOWA                0-23224           42-1135319
  (State or Other Jurisdiction    (Commission       (IRS Employer
       of Incorporation)          File Number)       Identification No.)


                              1965 330TH STREET
                           SPENCER, IOWA  51301-9211
           (Address of principal executive offices, including area code)

                                (712) 262-1000
              (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS.

       Reference is made to the Press Release issued to the public by the Registrant on June 2, 1997, and attached hereto as an exhibit, relating to the Registrant's termination of its marketing arrangements with Midway Airlines Corporation.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.

          99   Press Release dated June 2, 1997.


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 10, 1997                         GREAT LAKES AVIATION, LTD.



                                              /s/ A.L. Maxson
                                              ---------------------------------
                                              A.L. Maxson
                                              Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99                      Press Release dated June 2, 1997.